SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                 April 21, 1997
                Date of Report (Date of earliest event reported)




                         Mediscience Technology Corporation
             (Exact name of Registrant as specified in its Charter)



     New Jersey                       0-7405                       22-1937826
--------------------------------------------------------------------------------
  (State or other            (Commission File Number)            (IRS Employer
  jurisdiction of                                                Identification
  incorporation)                                                    Number)



               1235 Folkestone Way, Cherry Hill, New Jersey 08034
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


                                 (609) 428-7952
--------------------------------------------------------------------------------
               Registrant's telephone number, including area code


                                       N/A
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5 - Other Materially Important Events

     On April 21, 1997, Mediscience Technology Corp. announced the contracting of a joint collaboration with General Electric Company (GE) and the Research Foundation of the City University of New York to develop proprietary imaging technology for medical purposes. The development and commercialization of non x-ray based optical mammography and optical tomography products with greater effectiveness, decreased side effects and improved cost efficiencies are the objective of this collaboration, contract attached. [Exhibit A].

                      AGREEMENT AMONG GE, MTC AND RF-CUNY

     This agreement ("Agreement") made and entered into as of this 9th day of April 1997 by and between General Electric Company, a corporation organized and existing under the laws of New York and acting through its Corporate Research and Development Center (hereinafter referred to as "CRD") having an office and place of business at One Research Circle, Schenectady, New York 12309, and through its GE Medical Systems component (hereinafter referred to as "GEMS"), having an office and place of business at 3000 North Grandview Boulevard, Waukesha, Wisconsin 53188 (hereinafter CRD and GEMS are collectively referred to as "GE") and

     Research Foundation of The City University of New York, on behalf of the Institute for Ultrafast Spectroscopy and Lasers at City College of The City University of New York, located at 79 Fifth Avenue, New York, New York 10003, (hereinafter referred to as "RF-CUNY"), and Mediscience Technology Corporation, a corporation organized and existing under the laws of New Jersey and having an office at 1235 Folkestone Way, Cherry Hill, New Jersey 08034, (hereinafter referred to as "MTC"),

     Whereas, CRD and MTC have signed a Collaborative Research Agreement (CRA) calling for joint efforts to obtain R&D funding for optical imaging, and whereas the Institute for Ultrafast Spectroscopy and Lasers at The City College of The City University of New York (hereinafter referred to as "IUSL") has been invited to participate in this effort subject to specific agreements among MTC, GE, and RF-CUNY, which has authority to enter into contractual agreements on behalf of the University.

     Whereas, optical imaging technology for medical and non-medical purposes, using spatial and/or time gated detection and analysis of scattered light is an area in which IUSL, under the direction of Professor Robert R. Alfano, has demonstrated substantial expertise over the years, including production of intellectual property; e.g., patents, technical expertise and know how, and

     Whereas, a part of this technology is of particular interest to GE and is more fully defined in Article 1 herein as THE TECHNOLOGY, and

     Whereas, this intellectual property is owned by RF-CUNY, and

     Whereas, MTC through past and present contracts with RF-CUNY has exclusive licensing rights to patents and pending patents on aspects of THE TECHNOLOGY developed at IUSL, and

     Whereas, MTC owns or has license rights to additional intellectual property in THE TECHNOLOGY, and much of such intellectual property is being tested, evaluated and explored at IUSL, and

     Whereas, RF-CUNY has substantial resources from federal and state sources to fund ongoing work at IUSL in THE TECHNOLOGY, including multi-year funding through the New York State Center for Advanced Technology (CAT) at CUNY, through a NASA Institutional Research Award, through a Navy grant, and through the New York State HEAT program, and such funding of work in optical imaging, including THE TECHNOLOGY is anticipated to amount to over $3,800,000 over a 5 year period, and

     Whereas, RF-CUNY and MTC believe that THE TECHNOLOGY has viable commercial applications in areas such as optical mammography and tomography, and would like to pursue such commercialization with other companies and, in particular, would like to pursue such commercialization with GE and, in turn, GE has indicated its interest in pursuing, evaluating and improving THE TECHNOLOGY for commercial applications, and


 Whereas, RF-CUNY, MTC, and GE have been brought together by efforts of Peter Katevatis, Prof. Robert Alfano and CUNY CAT and all believe that for GE to evaluate effectively and exploit THE TECHNOLOGY, GE would benefit from access to the expertise, special capabilities, designs, working drawings of apparatus, characteristics, parameters, and other detailed know how from IUSL in THE TECHNOLOGY, and

     Whereas, GE agrees that such access will complement activities under the CRA, and should significantly strengthen the ability of GE to evaluate and improve THE TECHNOLOGY, as well as shorten the time it takes GE to do so,

     Now  therefore,   for  good  and  viable   consideration  the  receipt  and
sufficiency of which is hereby acknowledged, the parties agree to the following terms and conditions:

     1. DEFINITIONS

     As used herein, the following terms shall have the meanings set forth below:

     THE TECHNOLOGY means technology employed to form an image of objects immersed in a HIGHLY SCATTERING MEDIUM for the purpose of medical diagnostics, using TIME GATED DETECTION of light and/or TIME SLICING OF SCATTERED LIGHT, wherein, in either case, the light is originally introduced into the HIGHLY SCATTERING MEDIUM in the form of a short pulse with duration less than one nanosecond. For purposes of this definition, the spectral region of light is understood to be from the NIR through the UV. Image inverse reconstruction form the diffuse light is not included in the definition of The Technology.

     HIGHLY SCATTERING MEDIUM means any sample material, single or mixture, where ballistic light is reduced by 90% or more by passing through such a medium (i.e., where the path length traveled divided by the mean scattering length is greater than 2.5) due to scattering through the regions of observation. Examples of such media are animal and human tissue, organs such as breast, prostates, testes and brain; and cells, dense droplet sprays near jet nozzles or openings, soil mixtures, objects in murky water, soil-oil mixtures, chemical aggregates, dense fog, smog, or smoke, and fossil fuel emissions. However, photographic plates, materials designed to be phosphors, solid state imagers and spatial light modulators are not included in the definition of highly scattering medium.

     TIME GATED DETECTION means detection of light with a system that produces a detection record proportional to the light energy that enters the system within a time period of one nanosecond or less beginning at a time point that is defined by the system with respect to an initial event consisting of irradiation of a subject with a short pulse of light. A sequence of detections over a sequence of time intervals is included within this definition.

     TIME SLICING OF SCATTERED LIGHT means obtaining a time sequence of data describing the amount of light detected by a detector, or each of a spatial array of detectors, in consecutive time intervals for image processing.

     GE DERIVATIVE TECHNOLOGY means any new intellectual property conceived and/or reduced to practice by CRD in THE TECHNOLOGY, subsequent to February 28, 1995 but within two years after the termination of this agreement, which may reasonably be shown to be an extension, modification, improvement, or outgrowth derived from work at IUSL and/or MTC conducted either prior to or during the course of this agreement, including work at IUSL and/or MTC that is related to any intellectual property in THE TECHNOLOGY that is owned by or assigned or under exclusive license to MTC from whatever source, it being agreed that for purposes of the definition of GE DERIVATIVE TECHNOLOGY said work must include TECHNICAL INFORMATION, and any said work that is published, but not elucidated and enhanced by TECHNICAL INFORMATION, shall not be included in this definition; it being further agreed that TECHNICAL INFORMATION on said work must have been communicated, explained, expounded upon and detailed to CRD by IUSL, and /or MTC in writing before GE's acquisition from other sources or internal development by GE in order for efforts related thereto to be considered GE DERIVATIVE TECHNOLOGY and it being understood that GE will give IUSL and MTC the opportunity to communicate, explain, expound upon and detail such information. Technology applied directly to x-ray, tomography, MRI, ultrasound, nuclear or PET imaging shall not be included in this definition. Nothing in this definition shall be construed to limit or weaken the rights of RF-CUNY or MTC under standard patent law including rights protected by dominant patents.

     LICENSED PATENTS means those United States patents and/or patent applications, patents to be issued pursuant thereto, and all divisions, continuations, reissues, substitutes, and extensions thereof that are owned or will be owned by or licensed to RF-CUNY in THE TECHNOLOGY, and/or have been licensed or assigned to MTC from any source, and are based upon inventions in THE TECHNOLOGY conceived prior to the termination of this Agreement. TECHNICAL INFORMATION means confidential unpublished research and development information, unpatented invention as, trade secrets, and technical data, including designs, working drawings of apparatus, characteristics, parameters, and other detailed know how, in THE TECHNOLOGY in the possession of RF-CUNY, IUSL or MTC, or both at the effective date of this Agreement and/or developed by RF-CUNY or MTC, or both during the course of this Agreement.

     2. PHASES I AND II

     It is understood by the parties of this Agreement that GE seeks to obtain access to TECHNICAL INFORMATION and LICENSED PATENTS for the purpose of assessing the commercial viability of various aspects of THE TECHNOLOGY and for further development of THE TECHNOLOGY.

     i) During the first period of the Agreement, PHASE I, commencing as will be agreed in writing among the parties hereto or one (1) year from the signing of this Agreement, whichever comes first, and lasting for a period of no longer than two years from that date, the IUSL laboratories will make available to CRD, under protection of the confidentiality provisions herein, such TECHNICAL INFORMATION as may be requested by CRD. The parties acknowledge that the intention is to give GE maximal opportunity and ability, in a short time frame, to both assess the commercial viability of various aspects of THE TECHNOLOGY and explore and develop GE DERIVATIVE TECHNOLOGY. RF-CUNY and MTC may jointly terminate this Agreement by thirty
     (30) days written notice to GE at any time prior to the commencement of PHASE I.

     ii) At the end of the two year Phase I period GE will make a decision of whether to further pursue any aspects of THE TECHNOLOGY that would utilize, in whole or in part, intellectual property and know how of RF-CUNY and/or MTC, including TECHNICAL INFORMATION and LICENSED PATENTS, and/or utilize, in whole or in part, GE DERIVATIVE TECHNOLOGY, or instead to terminate this Agreement. GE will convey such decision in writing to RF-CUNY and MTC. GE, at its option, may make that decision at any time prior to the end of the two year period, in which case Phase I will be understood to have been completed at such earlier date.

     iii) Upon deciding to so further pursue THE TECHNOLOGY at the end of Phase I, a Phase II period of no more than one year shall begin. GE agrees to diligently pursue further development of THE TECHNOLOGY during this period including efforts toward the development of prototype instruments, so that GE will be able to make a business decision on whether to commercialize any aspects of THE TECHNOLOGY that would utilize in whole or in part intellectual property and know how of RF-CUNY or MTC or both, including TECHNICAL INFORMATION and LICENSED PATENTS and/or utilize, in whole or in part, GE DERIVATIVE TECHNOLOGY. CRD shall continue to have access to TECHNICAL INFORMATION during Phase II, as provided in Article 2i) for Phase I.

     iv) At or before the end of Phase II GE will make a business decision of whether to commercialize THE TECHNOLOGY or instead to terminate this Agreement. That decision will be conveyed in writing to RF-CUNY and MTC. If GE should make such a business decision before the end of the one year period allotted to Phase II, then Phase II will be considered completed at the point of such decisions and GE agrees to notify MTC and RF-CUNY immediately of that decision. IF GE decides to commercialize, then GE will specify to RF-CUNY and MTC in writing, within one month of the end of Phase II, which products or product lines to market, in marketing those products, and in making the business a success. During any period that GE pays royalties to RF-CUNY or MTC, GE shall have continued access to developments of THE TECHNOLOGY on condition that GE provides mutually agreed upon additional R&D funding to RF-CUNY beyond that contemplated under Phase I and II of this Agreement.

     v) GE will assign sufficient scientific resources to the evaluation project during Phase I and Phase II to allow for a good quality evaluation of THE TECHNOLOGY. GE will meet at least quarterly with MTC and RF-CUNY to present and review its evaluation progress. In the event that there is a dispute with respect to this subparagraph v, and, following the procedures of
     Article 12, GE is found to be in breach, the sole remedy of MTC and RF-CUNY shall be to terminate this Agreement.

     vi) If GE makes a business decision to commercialize under subsection (iv) above, then RF-CUNY and MTC will be free to license and commercialize THE TECHNOLOGY to make, use and sell product lines other than those being pursued by GE. GE will grant a royalty-bearing non-exclusive license jointly to RF-CUNY and MTC for use of GE DERIVATIVE TECHNOLOGY for medical applications not be pursued by GE. GE will be entitled to a mutually agreed upon fair royalty on any future commercialization income to MTC and/or RF-CUNY utilizing such GE DERIVATIVE TECHNOLOGY.

     vii) GE, RF-CUNY and MTC agree that any data or information developed during Phase I or Phase II regarding THE TECHNOLOGY, GE DERIVATIVE
     TECHNOLOGY, LICENSED PATENTS, or TECHNICAL INFORMATION shall be kept confidential pursuant to Article 7 hereof.

3.  ROYALTY AGREEMENT

If GE makes a business decision to commercialize THE TECHNOLOGY at the end of Phase II, then RF-CUNY and MTC will grant, as elected by GE, an exclusive or nonexclusive license to the TECHNICAL INFORMATION and LICENSED PATENTS for the purpose of commercializing the product or product lines it wishes to pursue as specified in subsection (iv) of Article 2. GE agrees to pay royalties on future sales of products based upon or utilizing elements of THE TECHNOLOGY.

     a) disclosed to GE by RF-CUNY or MTC either prior to or during the term of this agreement, and/or

     b) based upon or utilizing LICENSED PATENTS and/or

     c) based upon or utilizing GE DERIVATIVE TECHNOLOGY


Said royalties shall be based upon a fair rate (the "ROYALTY RATE") to be mutually agreed upon by the parties to this Agreement at the end of Phase I or at such later time as may be agreed upon by parties. Royalties will be paid as follows:

     i) If the commercialization utilizes intellectual property owned by RF-CUNY for which MTC holds an exclusive license, or other intellectual property owned or under exclusive license to MTC, then royalties will be paid by GE at the ROYALTY RATE.

     ii) If the commercialization utilizes intellectual property owned by or under license to GE, and developed in the IUSL laboratories at City College during this Agreement under R&D contracts or subcontracts with RF-CUNY, then royalties will be paid by GE at 50% of the ROYALTY RATE.

     iii) If the commercialization utilizes intellectual property developed and wholly owned and controlled by RF-CUNY, then royalties will be paid by GE at the ROYALTY RATE.

     iv) If the commercialization utilizes GE DERIVATIVE TECHNOLOGY, then royalties will be paid by GE at one half of the ROYALTY RATE.

     v) GE shall pay royalties to RF-CUNY and MTC at sites designated by each. In no event shall GE pay royalties in excess of the ROYALTY RATE. If the commercialization utilizes intellectual property in categories i) and/or
     iv) above, then GE will divide its royalty payments equally to RF-CUNY and MTC. If it utilizes intellectual property in only categories ii) and/or
     iii) above, then GE will divide its royalty payments 75% to RF-CUNY and 25% to MTC. If the commercialization by GE utilizes intellectual property in ore than one of the categories above, then the royalties paid by GE will be determined on a prorated basis, by category.

The license available to GE hereunder includes the right to sublicense THE TECHNOLOGY to other parties. With respect to any such sublicenses granted by GE under this Article, GE shall pay to RF-CUNY and/or MTC returns on THE TECHNOLOGY sold by such sublicensees equal to the amounts which would have been paid under this Article had such sales been made by GE.
--------------------------------------------------------------------------------
Note:
In the subsections 3.(i) through 3.(v) above, intellectual property refers to intellectual property in THE TECHNOLOGY, including GE DERIVATIVE TECHNOLOGY.
--------------------------------------------------------------------------------

     4. MINIMUM ROYALTY

     If GE makes a business decision to further pursue any aspects of THE TECHNOLOGY as specified above, then a minimum royalty may be included in its license agreement.

     5. PHASE I OR PHASE II TERMINATION OF THIS AGREEMENT

     If GE chooses to terminate this Agreement at the end of Phase I or Phase II as per Article 2 above, or if this agreement is terminated as per Article 2.V, above, then GE will grant a nonexclusive license to MTC and RF-CUNY for medical applications of any GE DERIVATIVE TECHNOLOGY developed during this Agreement. MTC and RF-CUNY may only commercially exploit such GE DERIVATIVE TECHNOLOGY in conjunction with dominating MTC or RF-CUNY patents or TECHNICAL INFORMATION. GE will be entitled to a mutually agreed upon fair royalty on any future commercialization income to MTC or RF-CUNY or both utilizing such GE DERIVATIVE TECHNOLOGY.

     6. JOINT INVESTIGATION AND RESEARCH

     During the first year of Phase I, GE may choose to fund R&D activities at IUSL either jointly with or separately from MTC, to further the exploration and assessment. To do this, GE will enter into an appropriate R&D contract with RF-CUNY. Effective at the start of the second year of Phase I, GE agrees to enter into a one year R&D contract for $50,000 with RF-CUNY for work in THE TECHNOLOGY to take place at IUSL under the direction of Prof. Robert Alfano. By mutual agreement between GE and RF-CUNY a larger contract may be entered into.

     If the Agreement enters Phase II, GE agrees to enter into additional one year R&D contract for $100,000 with RF-CUNY for further R&D work at IUSL under the direction of Prof. Robert Alfano. By mutual agreement between GE and RF-CUNY a larger contract may be entered into.

     GE, MTC, and RF-CUNY agree to make good faith efforts to jointly pursue one or more research and development efforts to develop areas of THE TECHNOLOGY suitable for use in commercial products (hereinafter referred to as "Collaborative Research Projects"), consistent with the terms of this Agreement and statements of work ("Work Statements") as may be agreed to by the parties pursuant hereto. GE, MTC, and RF-CUNY agree to seek funding jointly from sources other than GE and MTC to support Collaborative Research Projects, including but not limited to United States Government, to support development of THE TECHNOLOGY for use in such applications as may be identified by the funding agency.

     Applications for funding to support Collaborative Research Projects and administration of any funding contract awarded to GE, MTC, or RF-CUNY, or any combination thereof, shall be made in accordance with terms and conditions mutually agreed upon in writing by the parties to this Agreement.

     It is understood that subcontracts funds from GE to RF-CUNY from a Collaborative Research Project may be used for purposes of fulfilling GE's Phase I and/or Phase II R&D contract obligations to RF-CUNY under this Article, if such subcontract covers the associated Phase I and/or Phase II time periods. Furthermore, direct funding to RF-CUNY from a federally funded Collaborative Research Project may be counted by GE for the same purposes, if GE is an equal partner in the Collaborative Research Project, and if the RF-CUNY portion of such funding is at least twice the minimum GE R&D funding obligations to RF-CUNY specified in this Article.

     7. CONFIDENTIALITY

     In performing their obligations hereunder, CRD, RF-CUNY, and MTC contemplate exchanging information and data relating to THE TECHNOLOGY, including GE DERIVATIVE TECHNOLOGY, which includes, but is not limited to TECHNICAL INFORMATION, that is identified as proprietary by a party (hereunder "Proprietary Information"). All parties wish to protect such Proprietary Information from unauthorized use or disclose and accordingly the parties hereby agree that:

     i) Unless otherwise negotiated among the parties to this Agreement, CRD, RF-CUNY, and MTC will not disclose to anyone, other than their own employees, including employees of affiliated companies, or consultants have a need to know for the purpose of this Agreement, any Proprietary information of any other party.

     ii) All parties shall take appropriate action to provide for the safekeeping of Proprietary Information received by one party from another or developed under this Agreement, from disclosure to third parties, using the same care and caution that either party affords its own proprietary material to protect Proprietary Information.

     iii) None of the parties shall be liable for disclosure of any such Proprietary Information if the same:

          a) is disclosed after 5 years from the date of termination of this Agreement, of

          b) is disclosed by the receiving party with the prior written approval of the originating party, or

          c) is readily ascertainable from a commercial product or products offering.

     iv) In the event the submitted Proprietary Information becomes publicly available, or was known and can be shown to have been known to the receiving party at the time of its receipt from the other party hereto, or is received by the receiving party from third parties without breach of this Agreement by the receiving party, or is independently developed by the receiving party, then the receiving party shall not be liable for disclosure of such publicly available, known, independently developed, or third party disclosed information or data.

     v) The parties' obligations to protect previously exchanged Proprietary Information in accordance with this Agreement and previously executed confidentiality or non-disclosure agreements will survive termination of this Agreement.

     vi) Any TECHNICAL INFORMATION obtained by GE from MTC or RF-CUNY prior to the effective date of this Agreement shall be subject to all of the terms and conditions of this Agreement.


                       MTC     RF-CUNY     GEMS     CRD


     vii) It is understood and agreed that any such Proprietary Information may be used only in connection with the assessment, evaluation, and development of THE TECHNOLOGY pursuant to this Agreement, or in connection with

     Collaborative   Research  Projects  pursuant  to  this  Agreement,   or  in
     commercialization under separate license, and may be disclosed to the United States Government or other funding source in any proposal jointly submitted by the parties pursuant to this Agreement, provided that the proposal and pages containing the Proprietary Information bear appropriate restrictive legends.

     ix) Notwithstanding any other language in this Agreement to the contrary, all parties recognize that RF-CUNY and IUSL are components of an academic community in which the free publication of the results of research is a fundamental principle. RF-CUNY and IUSL shall be free to publish manuscripts containing information on THE TECHNOLOGY OR TECHNICAL INFORMATION or both to GE at least 90 days before their proposed publication. GE will have an opportunity to review, but not edit, all such manuscripts to determine what steps, if any, should be taken to protect any intellectual property that might potentially be disclosed by publication of the manuscripts. Protection of intellectual property includes ensuring that there is no disclosure of GE proprietary information.

     x) At some time during the course of this agreement, CRD may wish to exchange TECHNICAL INFORMATION and/or proprietary information with GEMS in order to facilitate product development. This exchange shall not occur until approved in writing by all parties. It is anticipated that this approval may involve additions to the definition of GE DERIVATIVE
     TECHNOLOGY to include technology within THE TECHNOLOGY that may be developed at GEMS.

     8. NON-ASSIGNABILITY

     None of the parties may assign or transfer its interest herein, or any rights or obligations relating thereto, without prior written consent of the other parties.

     9. INFRINGEMENT

     GE shall have the power to institute and prosecute at its own expense suits for infringement of THE TECHNOLOGY, and, if required by law, RF-CUNY and MTC will join as parties plaintiff in such suits. All expenses in such suits will be borne entirely by GE, and GE will pay to each of RF-CUNY and MTC twenty-five percent (25%) of any excess recoveries over expenses in such suits. To the extent that as a result of such infringement suit GE loses rights to use THE TECHNOLOGY or it ceases to be or is found to be no loner confidential, GE's obligations to pay future royalties under this Agreement shall be correspondingly reduced.

     10. REPRESENTATIONS

     RF-CUNY and MTC represent that there are no patent infringement suits or asserted patent infringement claims pertaining to THE TECHNOLOGY as of the date of this Agreement, and RF-CUNY and MTC have the right to grant to GE the licenses to use THE TECHNOLOGY as contemplated by this Agreement. RF-CUNY and MTC shall inform GE in the event of a charge of patent infringement.

     11. NOTICES

     Any notice, request, approval, or consent with reference to this Agreement shall be in writing (by letter or facsimile) and addressed to the persons designated below:

                    MTC
                    Peter Katevatis
                    Mediscience Technology Corp.
                    1235 Folkestone Way
                    Hunt Tract
                    Cherry Hill, NJ 08034

                    CRD
                    Michael H. McLaughlin
                    GE Corporate R&D
                    PO Box 8, KWC-291
                    Schenectady, NY 12301

                    RF-CUNY
                    Allan Clark
                    Research Foundation
                    CUNY
                    79 Fifth Avenue
                    New York, NY 10003

     Each party shall have the rights to replace or otherwise change its designee and shall give timely notice of such change to the other parties.

     12. RESOLUTION OF DISPUTES

     If any dispute arises out of or in connection with this Agreement, authorized representatives of the parties shall have a face-to-face meeting at a mutually acceptable time and place shall use good faith efforts to resolve such dispute at the meeting. If such a meeting shall fail to resolve the issues, the parties agree to submit all disputes, claims, or questions pertaining to the interpretation or performance of this Agreement by either party for arbitration in accordance with the American Arbitration Association provisions. All such proceedings will take place in New York City at a time and date to be determined by the Arbitration Panel and that the parties hereto intend to be bound legally by the Arbitration Panel rulings.

     13. ENFORCEABILITY OF RIGHTS AND OBLIGATIONS

     Any failure by any party to enforce any of the provisions of this Agreement or to require at any time performance by the other parties of any of the provisions hereof shall in no way affect the validity of this Agreement or any part thereof, or the right of any party thereafter to enforce each and every part. Should any part or provision of this Agreement be held unenforceable or in conflict with the law of any jurisdiction, to the extent permitted by law the validity of the remaining parts or provisions shall not be affected by such holding.

     14. ENTIRE AGREEMENT and AMENDMENTS

     This Agreement, entered into pursuant hereto, constitutes the entire agreement between the parties and supersedes any previous understandings, commitments, or agreements, oral or written, between the parties. In the event of a conflict between the terms of this Agreement and those of any previously existing understanding, commitments, or agreements, oral or written between and GE and either other party, or both, the terms of this Agreement shall take precedence. This Agreement shall not be amended or shall any waiver of any right hereunder be effective unless set forth in a document executed by duly authorized representatives of RF-CUNY, MTC, and GE. This Agreement shall be governed by and construed in accordance with laws of the State of New York.

     15. EXPORT REGULATIONS

     The parties agree that they will comply with all applicable export administration regulations of the United States Department of Commerce in their performance of the Collaborative Research Program.

     16. TERM AND TERMINATION

     The term of this Agreement shall be three (3) years measured from the date of commencement of PHASE I activity, unless terminated earlier as provided in
Article 2 above. Articles, 5, 7 and 12 shall survive any termination of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

MEDISCIENCE TECHNOLOGY CORP.

By: /s/Peter Katevatis
----------------------
Peter Katevatis
Title: President/Chairman MTC


GENERAL ELECTRIC COMPANY
Corporate Research & Development

By: /s/Michael J. McLaughlin
----------------------------
Michael J. McLaughlin
Title: Manager Manufacturing Technology Lab.


RF-CUNY

By:  /s/Allan H. Clark
----------------------
Title: Acting President

                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        Mediscience Technology Corporation
                                        /s/Peter Katevatis
                                        ------------------
                                        Peter Katevatis, Esq. Chairman

Date: